Fair Value	12 Months Ended
Mar. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value
Fair Value

Fair Value Measurements on a Recurring Basis

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis, excluding pension assets and derivative assets and liabilities. See Note 13 - "Pension and Other Benefit Plans" and Note Note 7 - "Derivative Instruments" for information about the fair value of our pension assets and derivative assets and liabilities, respectively. There were no transfers between any of the levels during the periods presented.

		Fair Value Hierarchy
(in millions)	As of March 31, 2018
Assets:	Fair Value	Level 1	Level 2	Level 3
Money market funds and money market deposit accounts	$84	$84	$—	$—
Time deposits(1)	114	114	—	—
Other debt securities(2)	59	—	53	6
Deferred purchase price receivable	233	—	—	233
Total assets	$490	$198	$53	$239

Liabilities:
Contingent consideration	$5	$—	$—	$5
Total liabilities	$5	$—	$—	$5

(1) Cost basis approximated fair value due to the short period of time to maturity.
(2) Other debt securities include available-for-sale investments with Level 2 inputs that have a cost basis of $42 million and unrealized gains of $11 million.

	As of March 31, 2017
Assets:	Fair Value	Level 1	Level 2	Level 3
Money market funds and money market deposit accounts	$406	$406	$—	$—
Deferred purchase price receivable	252	—	—	252
Total assets	$658	$406	$—	$252

Liabilities:
Contingent consideration	$7	$—	$—	$7
Total Liabilities	$7	$—	$—	$7

The fair value of money market funds and money market deposit accounts, and time deposits, reported as cash and cash equivalents, are based on quoted market prices. The fair value of other debt securities, included in other long-term assets, is based on actual market prices. Fair value of the DPP, included in receivables, net, is determined by calculating the expected amount of cash to be received and is principally based on unobservable inputs consisting primarily of the face amount of the receivables adjusted for anticipated credit losses. The fair value of contingent consideration, presented in other liabilities, is based on contractually defined targets of financial performance and other considerations.

Other Fair Value Disclosures

The carrying amounts of the Company’s financial instruments with short-term maturities, primarily accounts receivable, accounts payable, short-term debt, and financial liabilities included in other accrued liabilities, are deemed to approximate their market values. If measured at fair value, these financial instruments would be classified in Level 2 or Level 3 of the fair value hierarchy.

The Company estimates the fair value of its long-term debt, primarily by using quoted prices obtained from third party providers such as Bloomberg, and by using an expected present value technique that is based on observable market inputs for instruments with similar terms currently available to the Company. The estimated fair value of the Company's long-term debt, excluding capitalized lease liabilities, was $6.0 billion and $2.2 billion as of March 31, 2018 and March 31, 2017, respectively, as compared with carrying value of $5.9 billion and $2.2 billion as of March 31, 2018 and March 31, 2017, respectively. If measured at fair value, long-term debt, excluding capitalized lease liabilities would be classified in Level 1 or Level 2 of the fair value hierarchy.

Non-financial assets such as goodwill, tangible assets, intangible assets and other contract related long-lived assets are recorded at fair value in the period they are initially recognized, and such fair value may be adjusted in subsequent periods if an event occurs or circumstances change that indicate that the asset may be impaired. The fair value measurements, in such instances, would be classified in Level 3. There were no significant impairments recorded during the fiscal periods covered by this report.

The Company is subject to counterparty risk in connection with its derivative instruments, see Note 7 - "Derivative Instruments." With respect to its foreign currency derivatives, as of March 31, 2018, there were seven counterparties with concentration of credit risk, and based on gross fair value, the maximum amount of loss that the Company could incur is approximately $9 million.

The primary financial instruments other than derivatives that could subject the Company to concentrations of credit risk are accounts receivable. The Company periodically reviews its accounts receivable and records provisions for doubtful accounts as needed. The Company’s customer base includes Fortune 500 companies and other significant, well-known companies operating in North America, Europe, Asia and Australia. Credit risk with respect to accounts receivable is minimized because of the nature and diversification of the Company’s customer base. The Company’s credit risk could be affected by customers in bankruptcy proceedings; however, because most of these proceedings involve business reorganizations rather than liquidations, and the nature of the Company’s services are often considered essential to the operational continuity of these customers, the Company is generally able to avoid or mitigate significant adverse financial impact in these cases. As of March 31, 2018, and March 31, 2017, no single customer accounted for more than 10% of the Company's accounts receivable balance.